Commitments - Future Payments Under Operating Leases (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Future Payments Under Operating Leases [Abstract]
2016	$ 285
2017	293
2018	294
2019	289
2020	301
Thereafter	2,055
Operating Leases, Future Minimum Payments Due, Total	$ 3,517